Charting Our Path to Profitability December, 2013

Certain statements on the slides which follow may be forward-looking statements about Christopher & Banks Corporation (the “Company”). Such forward-looking statements involve risks and uncertainties which may cause actual results to differ. These forward-looking statements may be identified by such terms as “will”, “expect”, “believe”, “anticipate”, “outlook”, “target”, “plan”, “initiatives”, “estimated”, “strategy” and similar terms. You are directed to the cautionary statements regarding risks or uncertainties described in the Safe Harbor Company’s filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and other SEC filings made since the date of that 10-K report. Participants are cautioned not to place undue reliance on such forward-looking statements, which reflect management’s views only as of December 09, 2013. The Company undertakes no obligation to update or revise the forward-looking statements. 2

Our Vision & Mission Vision: To become her trusted brand by delivering style and value every day. Mission: To provide women of all sizes, apparel and accessories with style and versatility that reflects who she is; lasting quality and affordable value she expects, delivered with the personalized attention she deserves. 3

 An established brand targeting the baby boomer market with fashionable assortments that meet our customers’ needs for style, versatility and value  593 stores in two primary brand concepts:  363 Christopher & Banks stores – missy & petites - with an average of 3,300 square feet per store  150 CJ Banks stores– size 14 & more - with an average of 3,600 square feet per store  We also operate an additional 49 missy, petite, women (MPW) stores and 31 outlet stores E-commerce sites for each brand Company Overview 4 

Our Core Customer  Target baby boomers - 45-60 years  Avg. household income $70k-$75k  More than 50% higher than US avg.  70% work outside of the home  Two-thirds married  Purchases 3.2 times annually  Self-reports that she visits more frequently  Spends $139 annually  On average, $43 per purchase 5

Experienced Management Team Name Title Year Joined CBK Years in Industry LuAnn Via President and CEO 2012 30+ Peter Michielutti SVP and CFO 2012 20+ Michelle Rice SVP, Store Operations 2008 20+ Monica Dahl SVP, Marketing 2004 20+ Ann McDermott VP – Divisional Merchandise Manager 2011 20+ Tricia Perket VP – Divisional Merchandise Manager 2010 20 Brad Smith VP, eCommerce and Digital Marketing 2013 20+ Lisa Klein VP, Information Technology & P&A 2008 20 Belinda Meier VP, Controller 2013 20+ 6

Corporate Strategic Initiatives Elements of Strategic Initiatives Focused Assortments and Improved Price/Value Equation Targeted Messaging and Marketing Enhanced Store Experience Merchandising Operational Excellence 7

 Consistently deliver a balanced, compelling and versatile fashion assortment  Continue to maximize sales and margin with core basic programs  Introduce increased fit solutions and easy care fabrics  Expand assortment to include weekend wear, soft knit dressing, and slimming solutions  Increase wear-to-work options including jackets, blouses, essential cardigans and year round pants Offer appropriate newness for our customer’s fashion sensibility Focused Merchandise Assortments 8   Provide easy, complete outfitting with complementing accessories  Communicate merchandise improvements through enhanced marketing programs

 Offer a price/value proposition that resonates with customers  Provide attractive opening price points  Develop planned promotional buys to maximize margin  Drive key items at compelling price points  Continue to offer a well-balanced good / better / best mix of product offerings  Consistently deliver on quality Improved Price/Value Equation 9  Enhanced promotional strategy  Increase targeted and pre-planned category promotions  Continue to enhance store signage to drive traffic and improve messaging of offer  Supplement in-store offers with effective bounce-backs and direct mail offers to increase repeat visits

Targeted Messaging and Marketing • Leverage Customer Relationship Management (CRM) Programs  Continue focus on Friendship Loyalty Program at 3.9 million in total and 2.3 million active customers generating 96% of our 12-month sales • Increased direct marketing efforts  Q3 was the largest send ever with 5.4M which was +2.4M more than LY. Increased to all segments and generated approximately a $3 ROI 10  Undergoing an intensive review of segment performance on all mail versions to understand implications to future mail frequency and depth with goal of maintaining healthy ROI while stimulating incremental purchasing and increased retention. • Drive repeat purchasing via bouceback programs

Targeted Messaging and Marketing (cont’d) • Continue to grow Private Label Credit Card Program (launched in April 2012)  Achieved our original full year goal of 500k, in early November.  Cardholders represent 18% of active customers and 23% of overall YTD sales; Q3 represented 26% of sales.  Cardholders shop more and spend more each visit yielding an annual spend of nearly 3x non-card holders  Visit 6X a year and spend $53 per visit compared to non-cardholders of 2.8X and $43 Q3 YTD, cardholders have spent 28% more compared to last year, attributable to 11  +19% increase in visits and +8% increase in ADS  Driving sign-up and usage via accelerated point offers and exclusive cardholder events which are communicated via statements, email, direct mail and store front  Beginning in early November, began accepting payment in store which was a much requested benefit and is anticipated to drive customer visits and spend. • Upgraded eCommerce platform ensures websites best reflect the brand and are effectively leveraged as a multi-channel catalyst

Enhanced Store Experience  Refresh “Selling with Care” program  Introduce additional selling techniques and learning tools like video  Re-enforce clientelling as key to selling culture  Increase selling hours at stores where proven effective at increasing sales productivity  Upgrade Talent  Expand training and development programs  Revise On-boarding Program by providing updated and cohesive new hire checklists Enhance Visual Merchandising   Strengthen outfitting displays through increased collaboration with merchant teams  Provide additional direction on brand standards to create consistency from store to store  Invest in additional mannequins, tables and visual props for increased flexibility and visual appeal  Enhance Personal Relationships with Our Customer  In-store seasonal Fashion Events  Maximize grassroots opportunities i.e. women’s conventions, leadership conferences and women’s clubs 12

 Opening 6 outlet stores and 2 MPW stores in fiscal 2013, and converting a total of 40 stores to 20 MPW stores  Expect to open at least 20 stores during each of the next three fiscal years consisting of outlet and MPW stores.  Continue to evaluate opportunities to convert Christopher & Banks and CJ Banks single brand stores into MPW stores  Better serve our customer with full complement of missy, petite and women’s sizes in one location  Analyze sales and margin productivity across categories and size ranges in each Real Estate Strategy 13 location to determine where there is opportunity to maximize productivity, adding CJ product to CB stores

 Unique customer niche largely ignored by others  Multi-channel strategy with small market focus  Strategic initiatives driving improved sales and merchandise margin performance  Significant operating margin expansion Investment Highlights 14 opportunity  Enhanced balance sheet with improved liquidity and flexibility  Strengthened management team and Board of Directors

Financial Highlights

 Total comparable sales for third quarter up 4.9%  On top of an 13.6% increase in last year’s third quarter and compared to a 23.4% increase in the first quarter and a 7.7% in second quarter of 2013  Sixth consecutive quarter of comparable store sales increases  Improved conversion rates, higher units per transactions, and an increase in the AUR led to a 6.2% increase in average dollar sale  Despite operating an average of 7.3% fewer stores, sales for the third quarter grew 0.7% as compared to the same period last year Improved Financial Performance 16  Gross margin in the third quarter of 38.1% compared to 35.2% for last year’s third quarter  Merchandise margin rate improved on a year-over-year basis  Lower markdowns  Improving IMU  Slight occupancy leverage  Improved inventory flow contributed to stronger sell-through

Thirteen Weeks Ended November 2, 2013* Thirteen Weeks Ended October 27, 2012* Net Sales $118.1 $117.3 Gross Profit 45.0 41.3 Gross Margin 38.1% 35.2% Selling, General & Administrative 33.2 32.9 SG&A as % of sales 28.1% 28.1% Third Quarter Income Statement Summary Depreciation & Amortization 3.1 4.4 Operating Income 8.6 3.6 Net Income $8.6 $3.6 Adjusted Net Income $8.6 $3.9 Diluted EPS $0.23 $0.10 Adjusted Diluted EPS $0.23 $0.11 * Numbers are shown in millions except EPS 17

39 Weeks Ended November 2, 2013** 39 Weeks Ended October 27, 2012** Net Sales $330.8 $314.3 Gross Profit 116.9 91.7 Gross Margin 35.3% 29.2% Selling, General & Administrative 97.5 94.4 SG&A as % of sales 29.5% 30.0% Three Quarters Fiscal 2013 Income Statement Summary Depreciation & Amortization 9.9 14.4 Operating Income (Loss) 9.4 (11.9) Net Income (Loss)* $9.0 ($12.0) Adjusted Net Income (Loss) $9.1 ($17.2) Diluted EPS $0.24 ($0.34) Adjusted Diluted EPS $0.25 ($0.48) *Net income for the 39-week period ended October 27, 2012 included a $5.2 million after-tax, non-cash benefit related to restructuring charges. **Numbers are shown in millions except EPS 18

November 2, 2013 (In Millions) October 27, 2012 (In Millions) Cash and Investments $47.1 $33.2 Merchandise Inventories 49.3 58.2 Property and Equipment, net 37.6 45.0 Total Assets $147.7 $145.0 Balance Sheet and Cash Flow Summary Long -Term Debt — — Stockholders’ Equity $86.4 $78.8  No outstanding borrowings under revolving credit facility  3Q13 capital expenditures of approximately $3.0 million 19

 For fourth quarter 2013, we expect:  Comparable store sales to increase in the low-single digit percent range  Approximately 100 to 150 basis points of gross margin improvement  SG&A dollars to be between 30.0% and 30.5% of net sales, due to increased investments in marketing and benefit costs  Inventory levels to continue to show improvement in turns  For full year 2013, we expect: Fiscal 2013 Fourth Quarter and Full Year Outlook 20  Average store count to be down 8.4% for the full fiscal year as compared to the comparable prior year period  Capital expenditures to be approximately $9 million to $9.5 million  Depreciation and amortization to be between $13 million and $13.5 million  To end the year with 560 to 565 stores

 Over the next three fiscal years, we expect to deliver:  Mid-single digit annual comparable store sales growth  An additional 300 to 400 basis points of gross margin expansion  SG&A leverage in each year  Operating income as a percent of net sales in the high single digits by the end of the third year 2% to 3% annual square footage growth Long-Range Targets  21